UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06096

Torray Fund

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1100 Bethesda, MD	20814-6523
(Address of principal executive offices)	(Zip code)

William M Lane

Torray LLC

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814-6523

(Name and address of agent for service)

registrant’s telephone number, including area code: 301-493-4600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Torray Fund

Letter to Shareholders

February 12, 2007

Dear Fellow Shareholders,

The Torray Fund gained 13.7% during 2006, compared to 15.8% for the Standard & Poor’s 500 Index. The differential came during the first half of the year and reflected continued strength in many cyclical, commodity and low quality stocks, which, as you know, we’ve avoided. Subsequently, their prices have softened, giving our relative results a boost. More to the point, though, the Fund’s long-term performance has been excellent. Since its inception 16 years ago, it has earned 13.3% compounded annually, turning a $10,000 investment into $73,500, while the S&P 500 returned 11.8% and $59,500. We also have outpaced the Index over the last 10 and 15 years, and matched it for the recent five. Wall Street’s mean estimate of earnings growth for our holdings over the next half-decade is 12.2% annually, compared to 8% for the S&P 500. If this proves anywhere close to the mark, The Torray Fund should do quite well going forward.

During 2001, on the heels of the second biggest U.S. bull market on record — one that outran earnings growth by nearly 4-to-1 — investors, in a classic buy-high, sell-low syndrome, slashed their international fund holdings by 68%, putting all of that money and more into domestic funds. The timing was bad. From their peak in 2000, stocks dropped 50% by the fall of 2002. True to form, fund inflows at first tailed off, then fell 40% in 2004, 67% in ‘05, and 91% last year. In the mirror image, investment in foreign funds jumped by the same percentages, and institutions moved money overseas as well. This massive transfer of liquidity helped put a damper on U.S. stocks and, at the same time, sparked a speculative surge in offshore markets that far outpaced gains in economic fundamentals. China, India and Russia soared 143%, 51% and 71%, respectively, during 2006. Venezuelan stocks jumped 111%, despite President Chavez’s announced plans to nationalize the telecommunications, electricity and natural gas industries, seize majority control of oil production and turn the Caracas Golf Club into a low income housing project.

Capital moving into newly emerging markets had an even greater impact due to their tiny size. As U.S. stocks were setting records during the late ‘90s, markets in the 22 countries that comprise the Standard & Poor’s IFC Frontier Index went down, among them Botswana, Bangladesh, Croatia, Ecuador, Jamaica, Lebanon, Namibia, Romania, Trinidad & Tobago and Vietnam. Then, as our market sank, money poured into these obscure exchanges, generating gains for the Frontier Index of 40% in both 2002 and ‘03, 50% in ‘04, 18% in ‘05 and 38% in ‘06 — a cumulative advance of 4.8-to-1. Once again, cash, not fundamentals, proved the controlling feature. Can you imagine the economic underpinnings of these countries, or any others for that matter, justifying, in such a short period, a leap of this magnitude? Meanwhile, despite an increase in corporate earnings from $351 billion to $878 billion, our market, net of dividends, actually declined slightly between early 2000 and the end of last year. Although this was to be expected given the fact it was so inflated to begin with, today it is not. Yet institutions, the financial industry and media continue to harp on the international theme when many of the world’s best values are hiding in plain sight right here. Our Fund’s investments are concentrated in them.

None of this should be taken as an indictment of foreign investing per se. There are plenty of sound companies around the world, a number operating in economies growing two or three times the rate of ours, and money will likely be made in some of them. History, nevertheless, suggests a cautious approach. China, for instance, has captured

1

The Torray Fund

Letter to Shareholders

February 12, 2007

investors’ imagination perhaps more than any other country. Yet, despite its roaring economy, the mainland stock market has rarely generated much public confidence until now. In fact, according to the New York Times, a 2003 poll found 90% of investors had lost money there and, by 2005, half said they wanted out and would not be coming back. Less than two years later, in a frenzy recalling the late 1990’s dot.com boom in the U.S., the Shanghai Composite Index has nearly tripled. Online trading is spreading, and it’s reported that 90,000 trading accounts are opening every day — 35 times the pace a year ago when prices were a fraction of what they are now. In another sign of impending problems, Government investigators reportedly have been examining investors’ pledging of their homes for personal loans to play the market, and also schemes with merchants to borrow on credit cards for the same purpose, no doubt hoping stocks will rise enough to pay off the charges. All of this comes after a five-year slump in Chinese shares, a period during which they were among the world’s worst-performing. Cheng Siwei, Vice Chairman of the National Peoples Congress and an influential figure in Beijing financial circles, was quoted January 30 in the Financial Times as saying, “There is a bubble going on.” He warned investors that “in terms of profits, returns and other indicators (presumably accounting), 70% of listed Chinese companies do not meet international standards.” People speculating in this market, and plenty of others, are headed for trouble.

The 1980’s bull market in Japanese stocks and real estate comes to mind. During the ten years ending 1989, the Nikkei average advanced six-fold to a record 38,916 — about 100 times earnings — almost triple the S&P 500’s inflated valuation in early 2000. Flush with cash from bank loans and soaring stocks, Japanese investors went on a buying spree, acquiring trophy American office buildings, resort properties, and other assets, driving prices up sharply. Many Hawaiians reportedly were forced from their homes by the resulting rise in tax assessments.

Things were different in the U.S. A mania fueled by corporate takeovers and insider trading had propelled the Dow Jones Average in late August 1987 to 2722, an all-time high. But, the balloon burst and the Index nosedived 36%, closing October 19 (Black Monday) at 1739. This is equivalent to a 4700-point drop today. On the 19th alone, the loss was 22.6%. Meanwhile, inflation picked up, the Fed funds rate followed suit, peaking at 10%, and unemployment reached 8% by the middle of 1992, approaching twice the current level. Memories of the ‘87 crash combined with economic uncertainties demoralized the country, and the euphoria in Japan only made things seem worse. Pundits prophesized that if we didn’t adopt the Japanese business model, our future was even bleaker than it appeared. No surprise, just when everyone bought the story, Japan entered a deflationary spiral that drove the Nikkei down 80% over the next 13 years. Japanese banks and real estate took huge hits, and many of the U.S. assets acquired during the run-up were put on the block. Today, the Nikkei stands 56% below where it was in 1989, and the yen is the weakest major currency in the world. By contrast, the S&P 500 and Dow, not counting dividends, are up four and five times, respectively.

Herein lies a timeless lesson: traveling with the crowd is expensive. In the late ‘80s and early ‘90s, when U.S. stocks were relatively cheap, investors put almost no money into them net of what they took out. In fact, it’s likely a high percentage didn’t reinvest until the tech/telecom/dot.com craze was in full swing. We see parallels in many of today’s popular investment themes.

2

The Torray Fund

Letter to Shareholders

February 12, 2007

It all goes to show that performance-chasing investors are their own worst enemies, pouring cash into stocks, funds and markets that have already gone way up, borrowing money and dumping underperformers to pay for them. Breaking this habit would do more for their returns than anything else. It would also help if they quit taking advice from supposed “experts” and forgot about beating the market. A few well-run, high quality funds managed by people that own large stakes in them — or an Index fund — will produce far better results. In turn, the meaning of mutual fund track records — now largely irrelevant since so many shareholders don’t hang on long enough to benefit from them — would be restored. According to John Bogle, founder of Vanguard, the 200 equity funds with the largest in-and-out money flows for the 10 years ending 2005 made an average of 8.85% per year. But, when adjusted to reflect shareholder comings and goings, the typical investor made only 2.40%. The difference quadruples money in about 20 years. While skeptics might respond that perhaps the cash went into other funds that did even better, we doubt it. Chances are these folks jumped from the frying pan into the fire.

As the saying goes, those that repeat the same mistakes over and over shouldn’t expect a different outcome. Unfortunately, evidence suggests a lot of investors don’t believe it. In spite of one disappointment after another, their collective behavior never changes. We consider it an important part of our job to raise your awareness of these realities in the hope it will help you avoid the traps we’ve described.

We thank you, as always, for your continued confidence in our management.

Sincerely,

Robert E. Torray	Douglas C. Eby

3

The Torray Fund

PERFORMANCE DATA

As of December 31, 2006

Total Average Annual Returns on an Investment in The Torray Fund vs. the S&P 500 Index

For the periods ended December 31, 2006:

	1 Year	3 Years	5 Years	10 Years	Since Inception 12/31/90
The Torray Fund	13.74%	7.46%	6.20%	9.10%	13.27%
S&P 500 Index	15.79%	10.44%	6.19%	8.42%	11.78%

Cumulative Returns for the 16 years ended December 31, 2006

The Torray Fund	634.96%
S&P 500 Index	494.52%

4

The Torray Fund

PERFORMANCE DATA

As of December 31, 2006

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations) to:

	12/31/94	12/31/98	12/31/02	12/31/06
The Torray Fund	$15,821	$45,576	$47,236	$73,496
S&P 500 Index	$15,666	$45,438	$34,318	$59,452

5

The Torray Fund

FUND PROFILE (unaudited)

As of December 31, 2006

DIVERSIFICATION (% of net assets)

Insurance	18.03%
Pharmaceuticals & Biotech	13.21%
Diversified Financials	12.43%
Health Care Equipment & Services	11.63%
Capital Goods	9.36%
Semiconductors & Semi Equipment	7.18%
Media	6.60%
Telecommunications	6.55%
Software & Services	5.29%
Tech Hardware & Equipment	3.57%
Materials	2.71%
Retailing	2.25%
Food, Beverage & Tobacco	1.02%
Other Assets Less Liabilities	0.12%
Short-Term Investments	0.05%

100.00%

TOP TEN EQUITY HOLDINGS
1.	Fairfax Financial Holdings Limited
2.	Markel Corporation
3.	Medtronic, Inc.
4.	Cardinal Health, Inc.
5.	Amgen Inc.
6.	Applied Materials, Inc.
7.	AMBAC Financial Group, Inc.
8.	EMC Corporation
9.	Eli Lilly and Company
10.	Abbott Laboratories

TOP FIXED INCOME HOLDINGS

Level 3 Communications 10.00% due 2011

PORTFOLIO CHARACTERISTICS

Net Assets (million)		$1,199
Number of Holdings		41
Portfolio Turnover		21.92%
P/E Multiple (forward)		16.1x
Portfolio Yield		1.10%
Market Capitalization	Average	54.8 B
	Median	28.5 B

6

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Shares		Market Value
COMMON STOCK 95.03%

8.84% CONSUMER DISCRETIONARY
992,600	Tribune Company	$30,552,228
840,400	O’Reilly Automotive, Inc. *	26,943,224
328,700	Gannett Co., Inc.	19,873,202
466,900	The Walt Disney Company	16,000,663
325,000	Time Warner Inc.	7,078,500
129,024	The McClatchy Company	5,586,739

		106,034,556
1.02% CONSUMER STAPLES
247,400	Anheuser-Busch Cos., Inc.	12,172,080

30.46% FINANCIALS
336,044	Fairfax Financial Holdings Limited	66,704,734
131,705	Markel Corporation *	63,231,571
574,150	AMBAC Financial Group, Inc.	51,139,540
739,262	JPMorgan Chase & Co.	35,706,355
1,093,600	Marsh & McLennan Companies, Inc.	33,529,776
153,050	The Goldman Sachs Group, Inc.	30,510,517
225,700	Franklin Resources, Inc.	24,865,369
404,800	American Express Company	24,559,216
2,240,200	LaBranche & Co Inc. *	22,021,166
423,100	Calamos Asset Management, Inc.	11,351,773
22,400	American International Group, Inc.	1,605,184

		365,225,201
24.84% HEALTH CARE
1,039,700	Medtronic, Inc.	55,634,347
803,600	Cardinal Health, Inc.	51,775,948
756,700	Amgen Inc. *	51,690,177
816,500	Eli Lilly and Company	42,539,650
807,700	Abbott Laboratories	39,343,067
711,500	Haemonetics Corporation *	32,031,730
375,900	Johnson & Johnson	24,816,918

		297,831,837

See notes to the financial statements.

7

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2006

Shares		Market Value

9.36% INDUSTRIALS
714,700	Illinois Tool Works Inc.	$33,011,993
337,700	General Dynamics Corporation	25,107,995
329,000	Danaher Corporation	23,832,760
253,850	United Technologies Corporation	15,870,702
205,600	Emerson Electric Co.	9,064,904
73,600	General Electric Company	2,738,656
58,300	Honeywell International Inc.	2,637,492

		112,264,502

16.04% INFORMATION TECHNOLOGY
2,797,000	Applied Materials, Inc.	51,604,650
3,245,200	EMC Corporation *	42,836,640
1,703,400	Intel Corporation	34,493,850
506,200	Automatic Data Processing, Inc.	24,930,350
801,800	First Data Corporation	20,461,936
801,800	The Western Union Company	17,976,356

		192,303,782

2.71% MATERIALS
1,639,900	W.R. Grace & Co. *	32,470,020

1.76% TELECOMMUNICATION SERVICES
1,114,700	Sprint Nextel Corporation	21,056,683

TOTAL COMMON STOCK 95.03%		1,139,358,661
(cost $884,180,356)

Principal Amount ($)

CONVERTIBLE BOND 4.80%
31,980,000	Level 3 Communications 10.00% due 2011(1)	57,526,392
(cost $33,534,144)

SHORT-TERM INVESTMENTS 0.05%
602,564	PNC Bank Money Market Account 4.67%, due 01/03/07	602,564
(cost $602,564)

See notes to the financial statements.

8

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2006

Market Value
TOTAL PORTFOLIO SECURITIES 99.88%	$1,197,487,617
(cost $918,317,064)
OTHER ASSETS LESS LIABILITIES 0.12%	1,431,701

TOTAL NET ASSETS 100.00%	$1,198,919,318

*	Non-income producing securities
(1)

This security is valued at fair value, as determined in good faith by the Advisor under the supervision of the Board of Trustees in accordance with the Fund’s Valuation Procedures. The total fair value of such securities at December 31, 2006 is $57,526,392 which represents 4.80% of net assets.

See notes to the financial statements.

9

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS
Investments in securities at value (amortized cost $918,317,064)	$1,197,487,617
Receivable for investments sold	1,999,398
Interest and dividends receivable	1,233,099
Receivable for fund shares sold	546,872
Prepaid expenses	6,588

TOTAL ASSETS	1,201,273,574

LIABILITIES
Payable for fund shares redeemed	1,069,558
Payable to advisor	1,024,473
Accrued expenses	260,225

TOTAL LIABILITIES	2,354,256

NET ASSETS	$1,198,919,318

Shares of beneficial interest ($1 stated value, 28,844,332 shares outstanding, unlimited shares authorized)	$28,844,332
Paid-in-capital in excess of par	889,160,176
Distributions in excess of net investment income	(399,527)
Accumulated net realized gain on investments	2,143,784
Net unrealized appreciation of investments	279,170,553

TOTAL NET ASSETS	$1,198,919,318

Net asset value, offering and redemption price per share	$41.57

See notes to the financial statements.

10

The Torray Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $78,990)	$12,839,893
Interest income	2,747,534

Total income	15,587,427

EXPENSES
Management fees	12,165,505
Transfer agent fees & expenses	676,148
Interest expense	114,782
Printing, postage & mailing	97,998
Trustees’ fees	67,666
Legal fees	60,000
Custodian fees	56,952
Insurance	42,236
Registration & filing fees	36,405
Audit fees	36,002

Total expenses	13,353,694

NET INVESTMENT INCOME	2,233,733

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	77,850,871
Capital gain distributions from investment companies	537,718
Net change in unrealized appreciation on investments	75,047,861

Net realized and unrealized gain on investments	153,436,450

NET INCREASE IN NET ASSETS FROM OPERATIONS	$155,670,183

See notes to the financial statements.

11

The Torray Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years indicated:

	Year ended 12/31/06	Year ended 12/31/05
Increase in Net Assets from Operations:
Net investment income	$2,233,733	$5,029,187
Net realized gain on investments	77,850,871	105,058,339
Capital gain distributions from investment companies	537,718	1,567,211
Net change in unrealized appreciation (depreciation) on investments	75,047,861	(91,069,400)

Net increase in net assets from operations	155,670,183	20,585,337

Distributions to Shareholders from:
Net investment income ($0.087 and $0.133 per share, respectively)	(2,633,260)	(5,029,187)
Net realized gains ($2.612 and $2.713 per share, respectively)	(73,114,435)	(93,175,112)

Total distributions	(75,747,695)	(98,204,299)

Shares of Beneficial Interest
Decrease from share transactions	(210,953,920)	(326,930,702)

Total decrease	(131,031,432)	(404,549,664)

Net Assets — Beginning of Year	1,329,950,750	1,734,500,414

Net Assets — End of Year	$1,198,919,318	$1,329,950,750

Distributions in Excess of Net Investment Income	$(399,527)	$—

See notes to the financial statements.

12

The Torray Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Years ended December 31:
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$39.020	$41.080	$39.980	$32.240	$37.530

Income from investment operations
Net investment income	0.073	0.133	0.165	0.220	0.205
Net gains (losses) on securities (both realized and unrealized)	5.176	0.653	2.523	7.864	(5.083)

Total from investment operations	5.249	0.786	2.688	8.084	(4.878)

Less: distributions
Dividends (from net investment income)	(0.087)	(0.133)	(0.165)	(0.220)	(0.205)
Distributions (from capital gains)	(2.612)	(2.713)	(1.423)	(0.124)	(0.207)

Total distributions	(2.699)	(2.846)	(1.588)	(0.344)	(0.412)

Net Asset Value, End of Year	$41.570	$39.020	$41.080	$39.980	$32.240

TOTAL RETURN (1)	13.74%	2.08%	6.90%	25.19%	(13.05%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$1,198,919	$1,329,951	$1,734,500	$1,655,279	$1,367,536
Ratios of expenses to average net assets	1.10%	1.07%	1.08%	1.11%	1.07%
Ratios of net investment income to average net assets	0.18%	0.34%	0.41%	0.62%	0.58%
Portfolio turnover rate	21.92%	33.16%	27.12%	37.11%	22.52%

(1)	Past performance is not predictive of future performance.

See notes to the financial statements.

13

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Fund (“Fund”) is a separate series of The Torray Fund (“Trust”). The Trust is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Trust was organized as a business trust under Massachusetts law. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund’s investment objectives will be achieved.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities Valuation    Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. For NASDAQ traded securities, market value is determined on the basis of the NASDAQ official closing price (the “NOCP”) instead of the last reported sales price. Other assets and securities for which no quotations are readily available or for which Torray LLC (the “Advisor”) believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees in accordance with the Fund’s Valuation Procedures. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of discount on short-term investments, and expenses are recorded on the accrual basis. Premium and discount amortization is amortized using the effective yield to maturity method.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required.

Net Asset Value    The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the Fund’s net assets by the number of shares outstanding.

Interest Expense    When cash balances are overdrawn in the Fund’s custody account, the Fund is charged an overdraft fee equal to 1.25% above the Federal Funds Rate. This amount is shown as “interest expense” in the Statement of Operations. For the fiscal year ended December 31, 2006, the average amount of overdrafts were $2,552,340 and the average rate charged was 4.50%. In December 2006, the Trust entered into a line of credit facility with PNC

14

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

Bank. Under the terms of the line of credit, the separate series of the Trust (including the Fund) may borrow up to $20,000,000 on a short term basis with interest accruing at the Federal Funds Rate plus .75%. As of December 31, 2006, the Fund had no outstanding borrowings under this line of credit facility.

Use of Estimates    In preparing financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements    In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (the “Statement”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

15

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

NOTE 2 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 12/31/06		Year ended 12/31/05
	Shares	Amount	Shares	Amount
Shares issued	1,876,465	$75,722,613	2,892,352	$114,885,220
Reinvestments of dividends and distributions	1,806,759	72,571,132	2,426,708	93,419,725
Shares redeemed	(8,920,428)	(359,247,665)	(13,457,168)	(535,235,647)

	(5,237,204)	$(210,953,920)	(8,138,108)	$(326,930,702)

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 2,242,700 shares or 7.78% of the Fund.

NOTE 3 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $267,391,378 and $521,290,209, respectively.

NOTE 4 — MANAGEMENT FEES

Pursuant to the Management Contract, Torray LLC provides investment advisory and administrative services to the Fund. The Fund pays Torray LLC a management fee, computed daily and payable monthly at the annual rate of one percent of the Fund’s average daily net assets. For the year ended December 31, 2006, The Torray Fund paid management fees of $12,165,505.

Excluding the management fee, other expenses incurred by the Fund during the year ended December 31, 2006, totaled $1,188,189. These expenses include all costs associated with the Fund’s operations including transfer agent fees, Independent Trustees’ fees ($14,000 per annum and $2,000 for each Board meeting attended), interest expense, taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodian, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

Certain officers and Trustees of the Fund are also officers and/or shareholders of Torray LLC.

16

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

NOTE 5 — TAX MATTERS

Distributions to shareholders are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,633,260	$5,029,187
Long-term capital gain	73,114,435	93,175,112

	$75,747,695	$98,204,299

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$81,943
Undistributed long-term gain	2,195,893
Unrealized appreciation	278,636,974

$280,914,810

The following information is based upon the federal income tax basis of investment securities as of December 31, 2006:

Gross unrealized appreciation	$295,669,408
Gross unrealized depreciation	(17,032,434)

Net unrealized appreciation	$278,636,974

Federal income tax basis	$918,850,643

The primary difference between book basis and tax basis distributions and distributable earnings is different book and tax treatment of amortization of bond premiums and the tax deferral of losses on wash sales.

17

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

NOTE 6 — RECLASSIFICATIONS

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences in book and tax accounting have been reclassified to paid-in-capital in excess of par and accumulated net realized gain on investments:

Decrease accumulated net realized gain on investments	$(25,191,617)
Increase paid-in-capital in excess of par	25,191,617

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

18

The Torray Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As of December 31, 2006

To the Board of Trustees of The Torray Fund

and Shareholders of The Torray Fund

We have audited the statement of assets and liabilities, including the schedule of investments, of The Torray Fund, a series of shares of beneficial interest of The Torray Fund, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 24, 2007

19

The Torray Fund

FUND MANAGEMENT (unaudited)

As of December 31, 2006

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 443-3036.

Name, Birth Date, Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
		DISINTERESTED TRUSTEES
Bruce C. Ellis 07/20/44 Trustee	Indefinite Term Since Jun 1993	Private Investor Bethesda, Maryland	2
Robert P. Moltz 10/03/47 Trustee	Indefinite Term Since Nov 1990	President and CEO Weaver Bros Insurance Assoc. Bethesda, Maryland	2
Wayne H. Shaner 08/23/47 Trustee	Indefinite Term Since Jun 1993	Managing Partner Rockledge Partners, L.L.C. Bethesda, Maryland Managing Director (through 01/02/04) Lockheed Martin Investment Management Co. Bethesda, Maryland	2
Carol T. Crawford 02/25/43 Trustee	Indefinite Term Since May 2006	Attorney Private Practice McLean, Virginia	2	Director Smithfield Foods, Inc. Smithfield, Virginia
Patricia Kavanagh 11/01/49 Trustee	Indefinite Term Since May 2002	Medical Doctor Private Practice Brooklyn, New York	2
		INTERESTED TRUSTEES & FUND OFFICERS
William M Lane 05/21/50 Trustee	Indefinite Term Since Nov 1990	President and Secretary, The Torray Fund Vice President, Torray LLC Bethesda, Maryland	2
Roy A. Schotland 03/18/33 Trustee	Indefinite Term Since Nov 1990	Professor of Law Georgetown University Law Center Washington, D.C.	2	Director Custodial Trust Co., a Bear Stearns subsidiary
Douglas C. Eby 07/28/59	Since Jun 1993	Vice President and Treasurer, The Torray Fund President, Torray LLC Bethesda, Maryland	2	Director Markel Corporation Richmond, Virginia Director CBRE Realty Finance, Inc. Hartford, Connecticut

*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814-6523

20

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THEIR APPROVAL OF THE CONTINUATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT WITH THE MANAGERS (unaudited)

The Fund has entered into an Investment Management Agreement (the “Agreement”) with Torray LLC (the “Manager”) pursuant to which the Manager provides investment management services to the Fund. In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund is required, on an annual basis, to consider the continuation of the Agreement with the Manager, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreement, and it is the duty of the Manager to furnish the Trustees with such information that is responsive to their request. Set forth below is a discussion of the various factors that the Board of Trustees considered in deciding to approve the continuation of the Agreement with the Manager.

In determining whether to approve the continuation of the Agreement, the Board of Trustees requested, and the Manager provided, information and data relevant to the Board’s consideration. This included materials that provided the Board with information regarding the investment performance of the Fund and information regarding the fees and expenses of the Fund as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Fund that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Fund and its operations.

The Board met at an in-person meeting on September 26, 2006 in order to consider the proposed continuation of the Agreement. Among the factors the Board considered was the overall performance of the Fund achieved by the Manager relative to the performance of other mutual funds with similar investment objectives on both a long term basis and over shorter time periods. In particular, the Board took note of the favorable performance achieved by the Manager over longer time periods (five years and longer) and they considered the Manager’s particular focus on long-term investment performance, noting that the Fund had outperformed its applicable benchmark index, the S&P 500 Index, over longer time periods. In reviewing the shorter term performance of the Fund, the Trustees took note of the fact that the short term performance (for periods of less than five years) was generally lower than that of the benchmark index and of other funds with similar investment objectives, and the Trustees discussed with the Manager the likely reasons for this, noting that the Manager maintains a particular focus on long-term investment results and as a result, short-term results can, and will, trail comparable averages from time to time. The Board took into consideration the fact that the Manager seeks to achieve investment results for the Fund with less risk than other similar funds, and that the Manager has maintained a low portfolio turnover rate for the Fund which is beneficial to shareholders of the Fund because this results in lower brokerage costs which helps to reduce the operating costs of the Fund. They noted the range of investment advisory and management services provided by the Manager and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services, taking into consideration their finding that the personnel providing these services, and the services provided, were of a very high caliber and quality.

21

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THEIR APPROVAL OF THE CONTINUATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT WITH THE MANAGERS (unaudited) (continued)

The Board also compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund compared favorably with industry averages. They also took note of the fact that the Fund is not subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees, which helps to keep the overall expense to shareholders of investing in the Fund lower than the expenses associated with investing in many comparable funds, and they considered the fact that the Manager had informed the Board that it did not intend to propose the introduction of such types of fees for the Fund. The Board also reviewed financial information concerning the Manager, noting its financial soundness as demonstrated by the financial information provided and the level of profitability relating to its services for the Fund, noting that these were reasonable and consistent with industry standards. The Board was also provided with information regarding the fees that the Manager charges other clients for investment advisory services and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board reviewed with the Manager the allocation of the portfolio management team’s time between managing the investments of the Fund and managing other accounts. The Board also engaged in a review of the compensation arrangements for the portfolio managers of the Fund.

In addition, the Board reviewed with the Manager information regarding its brokerage practices, including soft dollar matters, and noted that the Manager did not have in place any formal soft dollar arrangements, and the Board also reviewed the Manager’s best execution procedures, which the Board noted were reasonable and consistent with standard industry practice.

Based on their review, the Trustees concluded that the terms of the Agreement were fair and reasonable. In reaching their conclusion with respect to their approval of the continuation of the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable long-term investment performance of the Fund, the commitment of the Manager to the successful operation of the Fund, and the level of expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees unanimously concluded that the terms of the Agreement were fair and reasonable and the Board unanimously voted to approve the continuation of the Agreement with the Manager.

22

The Torray Fund

PORTFOLIO HOLDINGS, PROXY VOTING AND PROCEDURES (unaudited)

As of December 31, 2006

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-443-3036; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-443-3036; and on the Commission’s website at http://www.sec.gov.

23

The Torray Fund

ABOUT YOUR FUND’S EXPENSES (unaudited)

As of December 31, 2006

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s cost in two ways:

Actual Fund Return    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” on the next page.

Hypothetical 5% Return    This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

The Torray Fund

ABOUT YOUR FUND’S EXPENSES (unaudited)

As of December 31, 2006

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period *
Based on Actual Fund Return	$1,000.00	$1,132.20	$6.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.66	$5.70

*	Expenses are equal to The Torray Fund’s annualized expense ratio of 1.12% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

25

The Torray Fund

TAX INFORMATION (unaudited)

As of December 31, 2006

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ending December 31, 2006.

During the fiscal year, the Fund paid a long-term capital gain distribution of $80,131,907, including $7,017,472 of equalization debits.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

26

TRUSTEES

Carol Crawford

Bruce C. Ellis

Patricia Kavanagh

William M Lane

Robert P. Moltz

Roy A. Schotland

Wayne H. Shaner

INVESTMENT ADVISOR

Torray LLC

OFFICERS

Robert E. Torray, Chairman

Douglas C. Eby, President

William M Lane, Executive Vice President

Fred M. Fialco, Vice President

Siva Natarajan, Vice President

A. Scott Lamond IV, Vice President

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Distributed by PFPC Distributors, Inc.

760 Moore Road. King of Prussia, PA 19406-1212

Date of first use, February 2007

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

FUND

ANNUAL REPORT

December 31, 2006

The Torray Fund

Suite 1100

7501 Wisconsin Avenue

Bethesda, Maryland 20814-6523

(301) 493-4600

(800) 443-3036

The Torray Institutional Fund

Letter to Shareholders

February 12, 2007

Dear Fellow Shareholders,

The Torray Institutional Fund gained 11.4% during 2006, compared to 15.8% for the Standard & Poor’s 500 Index. Most of the differential came during the first half of the year and reflected continued strength in many cyclical, commodity and low quality stocks, which, as you know, we’ve avoided. Subsequently, their prices have softened somewhat, giving our relative results a boost. Since its inception June 30, 2001, the Fund has returned 6.1% relative to 4.5% for the Index. While the market environment through this period has not been conducive to investment in large high quality growth companies of the type we own, we believe that is changing and feel optimistic about the Fund’s prospects. Wall Street’s mean estimate of earnings growth for our holdings over the next half-decade is 12.2% annually, compared to 8% for the S&P 500. If this proves anywhere close to the mark, the Institutional Fund should do quite well going forward.

During 2001, on the heels of the second biggest U.S. bull market on record — one that outran earnings growth by nearly 4-to-1 — investors, in a classic buy-high, sell-low syndrome, slashed their international fund holdings by 68%, putting all of that money and more into domestic funds. The timing was bad. From their peak in 2000, stocks dropped 50% by the fall of 2002. True to form, fund inflows at first tailed off, then fell 40% in 2004, 67% in ‘05, and 91% last year. In the mirror image, investment in foreign funds jumped by the same percentages, and institutions moved money overseas as well. This massive transfer of liquidity helped put a damper on U.S. stocks and, at the same time, sparked a speculative surge in offshore markets that far outpaced gains in economic fundamentals. China, India and Russia soared 143%, 51% and 71%, respectively, during 2006. Venezuelan stocks jumped 111%, despite President Chavez’s announced plans to nationalize the telecommunications, electricity and natural gas industries, seize majority control of oil production and turn the Caracas Golf Club into a low income housing project.

Capital moving into newly emerging markets had an even greater impact due to their tiny size. As U.S. stocks were setting records during the late ‘90s, markets in the 22 countries that comprise the Standard & Poor’s IFC Frontier Index went down, among them Botswana, Bangladesh, Croatia, Ecuador, Jamaica, Lebanon, Namibia, Romania, Trinidad & Tobago and Vietnam. Then, as our market sank, money poured into these obscure exchanges, generating gains for the Frontier Index of 40% in both 2002 and ‘03, 50% in ‘04, 18% in ‘05 and 38% in ‘06 — a cumulative advance of 4.8-to-1. Once again, cash, not fundamentals, proved the controlling feature. Can you imagine the economic underpinnings of these countries, or any others for that matter, justifying, in such a short period, a leap of this magnitude? Meanwhile, despite an increase in corporate earnings from $351 billion to $878 billion, our market, net of dividends, actually declined slightly between early 2000 and the end of last year. Although this was to be expected given the fact it was so inflated to begin with, today it is not. Yet institutions, the financial industry and media continue to harp on the international theme when many of the world’s best values are hiding in plain sight right here. Our Fund’s investments are concentrated in them.

None of this should be taken as an indictment of foreign investing per se. There are plenty of sound companies around the world, a number operating in economies growing two or three times the rate of ours, and money will likely be made in some of them. History, nevertheless, suggests a cautious approach. China, for instance, has captured

1

The Torray Institutional Fund

Letter to Shareholders

February 12, 2007

investors’ imagination perhaps more than any other country. Yet, despite its roaring economy, the mainland stock market has rarely generated much public confidence until now. In fact, according to the New York Times, a 2003 poll found 90% of investors had lost money there and, by 2005, half said they wanted out and would not be coming back. Less than two years later, in a frenzy recalling the late 1990’s dot.com boom in the U.S., the Shanghai Composite Index has nearly tripled. Online trading is spreading, and it’s reported that 90,000 trading accounts are opening every day — 35 times the pace a year ago when prices were a fraction of what they are now. In another sign of impending problems, Government investigators reportedly have been examining investors’ pledging of their homes for personal loans to play the market, and also schemes with merchants to borrow on credit cards for the same purpose, no doubt hoping stocks will rise enough to pay off the charges. All of this comes after a five-year slump in Chinese shares, a period during which they were among the world’s worst-performing. Cheng Siwei, Vice Chairman of the National Peoples Congress and an influential figure in Beijing financial circles, was quoted January 30 in the Financial Times as saying, “There is a bubble going on.” He warned investors that “in terms of profits, returns and other indicators (presumably accounting), 70% of listed Chinese companies do not meet international standards.” People speculating in this market, and plenty of others, are headed for trouble.

The 1980’s bull market in Japanese stocks and real estate comes to mind. During the ten years ending 1989, the Nikkei average advanced six-fold to a record 38,916 — about 100 times earnings — almost triple the S&P 500’s inflated valuation in early 2000. Flush with cash from bank loans and soaring stocks, Japanese investors went on a buying spree, acquiring trophy American office buildings, resort properties, and other assets, driving prices up sharply. Many Hawaiians reportedly were forced from their homes by the resulting rise in tax assessments.

Things were different in the U.S. A mania fueled by corporate takeovers and insider trading had propelled the Dow Jones Average in late August 1987 to 2722, an all-time high. But, the balloon burst and the Index nosedived 36%, closing October 19 (Black Monday) at 1739. This is equivalent to a 4700-point drop today. On the 19th alone, the loss was 22.6%. Meanwhile, inflation picked up, the Fed funds rate followed suit, peaking at 10%, and unemployment reached 8% by the middle of 1992, approaching twice the current level. Memories of the ‘87 crash combined with economic uncertainties demoralized the country, and the euphoria in Japan only made things seem worse. Pundits prophesized that if we didn’t adopt the Japanese business model, our future was even bleaker than it appeared. No surprise, just when everyone bought the story, Japan entered a deflationary spiral that drove the Nikkei down 80% over the next 13 years. Japanese banks and real estate took huge hits, and many of the U.S. assets acquired during the run-up were put on the block. Today, the Nikkei stands 56% below where it was in 1989, and the yen is the weakest major currency in the world. By contrast, the S&P 500 and Dow, not counting dividends, are up four and five times, respectively.

Herein lies a timeless lesson: traveling with the crowd is expensive. In the late ‘80s and early ‘90s, when U.S. stocks were relatively cheap, investors put almost no money into them net of what they took out. In fact, it’s likely a high percentage didn’t reinvest until the tech/telecom/dot.com craze was in full swing. We see parallels in many of today’s popular investment themes.

2

The Torray Institutional Fund

Letter to Shareholders

February 12, 2007

It all goes to show that performance-chasing investors are their own worst enemies, pouring cash into stocks, funds and markets that have already gone way up, borrowing money and dumping underperformers to pay for them. Breaking this habit would do more for their returns than anything else. It would also help if they quit taking advice from supposed “experts” and forgot about beating the market. A few well-run, high quality funds managed by people that own large stakes in them — or an Index fund — will produce far better results. In turn, the meaning of mutual fund track records — now largely irrelevant since so many shareholders don’t hang on long enough to benefit from them — would be restored. According to John Bogle, founder of Vanguard, the 200 equity funds with the largest in-and-out money flows for the 10 years ending 2005 made an average of 8.85% per year. But, when adjusted to reflect shareholder comings and goings, the typical investor made only 2.40%. The difference quadruples money in about 20 years. While skeptics might respond that perhaps the cash went into other funds that did even better, we doubt it. Chances are these folks jumped from the frying pan into the fire.

As the saying goes, those that repeat the same mistakes over and over shouldn’t expect a different outcome. Unfortunately, evidence suggests a lot of investors don’t believe it. In spite of one disappointment after another, their collective behavior never changes. We consider it an important part of our job to raise your awareness of these realities in the hope it will help you avoid the traps we’ve described.

We thank you, as always, for your continued confidence in our management.

Sincerely,

Robert E. Torray	Douglas C. Eby

3

The Torray Institutional Fund

PERFORMANCE DATA

As of December 31, 2006

Total Average Annual Returns on an Investment in

The Torray Institutional Fund vs. the S&P 500 Index

For the periods ended December 31, 2006:

	1 Year	3 Years	5 Years	Since Inception 06/30/01
The Torray Institutional Fund	11.40%	6.47%	5.85%	6.05%
S&P 500 Index	15.79%	10.44%	6.19%	4.51%

Cumulative Returns for the 5 1/2 years ended December 31, 2006

The Torray Institutional Fund	38.18%
S&P 500 Index	27.51%

4

The Torray Institutional Fund

PERFORMANCE DATA

As of December 31, 2006

Change in Value of $5,000,000 Invested on June 30, 2001 (commencement of operations) to:

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06
The Torray Institutional Fund	$5,199,000	$4,537,500	$5,724,500	$6,123,000	$6,201,000	$6,908,000
S&P 500 Index	$4,723,000	$3,682,500	$4,739,000	$5,255,500	$5,507,000	$6,373,000

5

The Torray Institutional Fund

FUND PROFILE (unaudited)

As of December 31, 2006

DIVERSIFICATION (% of net assets)

Pharmaceuticals & Biotech	13.66%
Diversified Financials	13.51%
Insurance	12.43%
Health Care Equipment & Services	12.31%
Capital Goods	8.75%
Media	8.23%
Telecommunications	7.43%
Semiconductors & Semi Equipment	6.32%
Software & Services	5.00%
Tech Hardware & Equipment	3.93%
Retailing	3.35%
Materials	3.28%
Food, Beverage & Tobacco	1.24%
Short-Term Investments	0.65%
Other Liabilities Less Assets	(0.09)%

100.00%

TOP TEN EQUITY HOLDINGS
1.	AMBAC Financial Group, Inc.
2.	Medtronic, Inc.
3.	Cardinal Health, Inc.
4.	Fairfax Financial Holdings Limited
5.	Amgen Inc.
6.	EMC Corporation
7.	Applied Materials, Inc.
8.	LaBranche & Co Inc.
9.	Eli Lilly and Company
10.	Abbott Laboratories

TOP FIXED INCOME HOLDINGS

Level 3 Communications 10.00% due 2011

PORTFOLIO CHARACTERISTICS

Net Assets (million)		$206
Number of Holdings		40
Portfolio Turnover		24.26%
P/E Multiple (forward)		16.3x
Portfolio Yield		1.10%
Market Capitalization	Average	56.0 B
	Median	29.1 B

6

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2006

Shares		Market Value
COMMON STOCK 94.53%

11.57% CONSUMER DISCRETIONARY
214,800	O’Reilly Automotive, Inc. *	$6,886,488
218,414	Tribune Company	6,722,783
80,002	Gannett Co., Inc.	4,836,921
69,510	The Walt Disney Company	2,382,108
36,491	The McClatchy Company	1,580,060
65,000	Time Warner Inc.	1,415,700

		23,824,060

1.24% CONSUMER STAPLES
51,790	Anheuser-Busch Cos., Inc.	2,548,068

25.95% FINANCIALS
108,435	AMBAC Financial Group, Inc.	9,658,306
46,901	Fairfax Financial Holdings Limited	9,309,849
753,000	LaBranche & Co Inc. *	7,401,990
198,438	Marsh & McLennan Companies, Inc.	6,084,109
122,842	JPMorgan Chase & Co.	5,933,269
22,957	The Goldman Sachs Group, Inc.	4,576,478
58,723	American Express Company	3,562,724
123,304	Calamos Asset Management, Inc.	3,308,246
27,500	Franklin Resources, Inc.	3,029,675
7,600	American International Group, Inc.	544,616

		53,409,262

25.97% HEALTH CARE
180,000	Medtronic, Inc.	9,631,800
144,900	Cardinal Health, Inc.	9,335,907
127,000	Amgen Inc. *	8,675,370
135,400	Eli Lilly and Company	7,054,340
143,200	Abbott Laboratories	6,975,272
141,600	Haemonetics Corporation *	6,374,832
82,000	Johnson & Johnson	5,413,640

		53,461,161

See notes to the financial statements.

7

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2006

Shares		Market Value

8.75% INDUSTRIALS
101,100	Illinois Tool Works Inc.	$4,669,809
51,957	Danaher Corporation	3,763,765
47,611	General Dynamics Corporation	3,539,878
46,441	United Technologies Corporation	2,903,491
33,946	Emerson Electric Co.	1,496,679
26,800	Honeywell International Inc.	1,212,432
11,700	General Electric Company	435,357

		18,021,411

15.25% INFORMATION TECHNOLOGY
613,400	EMC Corporation *	8,096,880
421,107	Applied Materials, Inc.	7,769,424
258,356	Intel Corporation	5,231,709
83,716	Automatic Data Processing, Inc.	4,123,013
128,739	First Data Corporation	3,285,419
128,739	The Western Union Company	2,886,328

		31,392,773

3.28% MATERIALS
340,795	W.R. Grace & Co. *	6,747,741

2.52% TELECOMMUNICATION SERVICES
274,868	Sprint Nextel Corporation	5,192,257

TOTAL COMMON STOCK 94.53%		$194,596,733
(cost $163,111,799)

Principal Amount ($)
CONVERTIBLE BOND 4.91%
5,620,000	Level 3 Communications 10.00% due 2011(1)	10,109,391
(cost $5,620,000)

SHORT-TERM INVESTMENTS 0.65%
1,341,047	PNC Bank Money Market Account 4.67%, due 01/03/07	1,341,047
(cost $1,341,047)

See notes to the financial statements.

8

The Torray Institutional Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2006

Market Value
TOTAL PORTFOLIO SECURITIES 100.09%	$206,047,171
(cost $170,072,846)

OTHER LIABILITIES LESS ASSETS (0.09)%	(195,916)

TOTAL NET ASSETS 100.00%	$205,851,255

*	Non-income producing securities
(1)

This security is valued at fair value, as determined in good faith by the Advisor under the supervision of the Board of Trustees in accordance with the Fund’s Valuation Procedures. The total fair value of such securities at December 31, 2006 is $10,109,391, which represents 4.91% of net assets.

See notes to the financial statements.

9

The Torray Institutional Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2006

ASSETS
Investments in securities at value (amortized cost $170,072,846)	$206,047,171
Interest and dividends receivable	213,833
Receivable for fund shares sold	11,357

TOTAL ASSETS	206,272,361

LIABILITIES
Payable for fund shares redeemed	351,044
Payable to advisor	70,062

TOTAL LIABILITIES	421,106

NET ASSETS	$205,851,255

Shares of beneficial interest ($1 stated value, 1,894,809 shares outstanding, unlimited shares authorized)	$1,894,809
Paid-in-capital in excess of par	169,124,039
Accumulated net realized loss on investments	(1,141,918)
Net unrealized appreciation of investments	35,974,325

TOTAL NET ASSETS	$205,851,255

Net asset value, offering and redemption price per share	$108.64

See notes to the financial statements.

10

The Torray Institutional Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $25,760)	$2,798,604
Interest income	1,016,932

Total income	3,815,536

EXPENSES
Management fees	2,242,959

Total expenses	2,242,959

NET INVESTMENT INCOME	1,572,577

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	34,297,242
Capital gain distribution from investment companies	190,765
Net change in unrealized appreciation on investments	(6,888,801)

Net realized and unrealized gain on investments	27,599,206

NET INCREASE IN NET ASSETS FROM OPERATIONS	$29,171,783

See notes to the financial statements.

11

The Torray Institutional Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years indicated:

	Year ended 12/31/06	Year ended 12/31/05
Increase in Net Assets from Operations:
Net investment income	$1,572,577	$6,121,706
Net realized gain on investments	34,297,242	60,125,725
Capital gain distributions from investment companies	190,765	1,161,363
Net change in unrealized appreciation on investments	(6,888,801)	(69,494,489)

Net increase (decrease) in net assets from operations	29,171,783	(2,085,695)

Distributions to Shareholders from:
Net investment income ($0.790 and
$0.616 per share, respectively)	(1,705,784)	(6,121,706)
Net realized gains ($14.797 and $5.118 per share, respectively)	(25,771,863)	(23,783,989)

Total distributions	(27,477,647)	(29,905,695)

Shares of Beneficial Interest
Decrease from share transactions	(196,507,859)	(579,909,741)

Total decrease	(194,813,723)	(611,901,131)

Net Assets — Beginning of Year	400,664,978	1,012,566,109

Net Assets — End of Year	$205,851,255	$400,664,978

See notes to the financial statements.

12

The Torray Institutional Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Years ended December 31:
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$111.920	$116.290	$110.520	$89.490	$103.300

Income from investment operations:
Net investment income	0.720	0.616	0.588	0.671	0.679
Net gains (losses) on securities (both realized and unrealized)	11.587	0.748 (2)	7.025	22.586	(13.810)

Total from investment operations	12.307	1.364	7.613	23.257	(13.131)

Less: Distributions
Dividends (from net investment income)	(0.790)	(0.616)	(0.588)	(0.671)	(0.679)
Distributions (from capital gains)	(14.797)	(5.118)	(1.255)	(1.556)	0.000

Total distributions	(15.587)	(5.734)	(1.843)	(2.227)	(0.679)

Net Asset Value, End of Year	$108.640	$111.920	$116.290	$110.520	$89.490

TOTAL RETURN(1)	11.40%	1.28%	6.96%	26.16%	(12.73%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$205,851	$400,665	$1,012,566	$598,183	$137,715
Ratios of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratios of net investment income to average net assets	0.60%	0.59%	0.56%	0.80%	0.85%
Portfolio turnover rate	24.26%	53.66%	16.12%	22.20%	6.87%

(1)	Past performance is not predictive of future performance.
(2)

The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments reported in the statement of operations for the year because of the timing of sales and repurchases of Fund shares in rela- tion to fluctuating market value of the investments of the Fund.

See notes to the financial statements.

13

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Institutional Fund (“Fund”) is a separate series of The Torray Fund (“Trust”). The Trust is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Trust was organized as a business trust under Massachusetts law and the Fund commenced operations on June 30, 2001. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund’s investment objectives will be achieved.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities Valuation    Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. For NASDAQ traded securities, market value is determined on the basis of the NASDAQ official closing price (the “NOCP”) instead of the last reported sales price. Other assets and securities for which no quotations are readily available or for which Torray LLC (the “Advisor”) believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees in accordance with the Fund’s Valuation Procedures. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of discount on short-term investments, and expenses are recorded on the accrual basis. Premium and discount amortization is amortized using the effective yield to maturity method.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required.

Net Asset Value    The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the Fund’s net assets by the number of shares outstanding.

Interest Expense    When cash balances are overdrawn in the Fund’s custody account, the Fund is charged an overdraft fee equal to 1.25% above the Federal Funds Rate. Such overdraft fees are paid by the Advisor under the comprehensive management fee arrangement described in Note 4. In December 2006, the Trust entered into a line of credit facility with PNC Bank. Under the terms of the line of credit, the separate series of the Trust (including the Fund) may borrow up to $20,000,000 on a short term basis with interest accruing at the Federal Funds Rate plus .75%. As of December 31, 2006, the Fund had no outstanding borrowings under this line of credit facility.

14

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

Use of Estimates    In preparing financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements    In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (the “Statement”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 2 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 12/31/06		Year ended 12/31/05
	Shares	Amount	Shares	Amount
Shares issued	226,670	$26,081,904	3,860,633	$437,614,770
Reinvestments of dividends and distributions	246,122	26,157,121	249,632	27,652,650
Shares redeemed	(2,158,056)	(248,746,884)	(9,237,504)	(1,045,177,161)

	(1,685,264)	$(196,507,859)	(5,127,239)	$(579,909,741)

Officers, Trustees and affiliated persons of The Torray Institutional Fund and their families directly or indirectly control 159,348 shares or 8.41% of the Fund.

15

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

NOTE 3 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $64,121,525 and $277,858,198, respectively.

NOTE 4 — MANAGEMENT FEES

Pursuant to the Management Contract, Torray LLC provides investment advisory and administrative services to the Fund. The Fund pays Torray LLC a management fee, computed daily and payable monthly at the annual rate of 0.85% of the Fund’s average daily net assets. For the year ended December 31, 2006, The Torray Institutional Fund paid comprehensive management fees of $2,242,959. The Fund pays the manager a single comprehensive management fee which covers all operating expenses of the Fund including the investment advisory and administrative services provided by the manager as well as all miscellaneous costs incurred in connection with the ongoing operation of the Fund including transfer agency, custody, professional, and registration fees.

Certain officers and Trustees of the Fund are also officers and/or shareholders of Torray LLC.

NOTE 5 — TAX MATTERS

Distributions to shareholders are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,572,577	$6,121,706
Long-term capital gain	25,905,070	66,420,473

	$27,477,647	$72,542,179

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$34,832,406

$34,832,406

16

The Torray Institutional Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006

The following information is based upon the federal income tax basis of investment securities as of December 31, 2006:

Gross unrealized appreciation	$40,430,406
Gross unrealized depreciation	(5,598,000)

Net unrealized appreciation	$34,832,406

Federal income tax basis	$171,214,764

The primary difference between book basis and tax basis distributions is the tax deferral of losses on wash sales.

NOTE 6 — RECLASSIFICATIONS

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences in book and tax accounting have been reclassified to paid-in-capital in excess of par, accumulated net realized gain/loss on investments and distributions in excess of accumulated net investment income:

Decrease accumulated net realized gain/loss on investments	$(7,183,654)
Increase paid-in-capital in excess of par	7,050,447
Decrease distributions in excess of accumulated net investment income	133,207

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

17

The Torray Institutional Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As of December 31, 2006

To the Board of Trustees of The Torray Fund

and Shareholders of The Torray Institutional Fund

We have audited the statement of assets and liabilities, including the schedule of investments, of The Torray Institutional Fund, a series of shares of beneficial interest of The Torray Fund, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Institutional Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 24, 2007

18

The Torray Institutional Fund

FUND MANAGEMENT (unaudited)

As of December 31, 2006

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 443-3036.

Name, Birthdate, Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
		DISINTERESTED TRUSTEES
Bruce C. Ellis 07/20/44 Trustee	Indefinite Term Since Jun 1993	Private Investor Bethesda, Maryland	2
Robert P. Moltz 10/03/47 Trustee	Indefinite Term Since Nov 1990	President and CEO Weaver Bros Insurance Assoc. Bethesda, Maryland	2
Wayne H. Shaner 08/23/47 Trustee	Indefinite Term Since Jun 1993	Managing Partner Rockledge Partners, L.L.C. Bethesda, Maryland Managing Director (through 01/02/04) Lockheed Martin Investment Management Co. Bethesda, Maryland	2
Carol T. Crawford 02/25/43 Trustee	Indefinite Term Since May 2006	Attorney Private Practice McLean, Virginia	2	Director Smithfield Foods, Inc. Smithfield, Virginia
Patricia Kavanagh 11/01/49 Trustee	Indefinite Term Since May 2002	Medical Doctor Private Practice Brooklyn, New York	2
		INTERESTED TRUSTEES & FUND OFFICERS
William M Lane 05/21/50 Trustee	Indefinite Term Since Nov 1990	President and Secretary, The Torray Fund Vice President, Torray LLC Bethesda, Maryland	2
Roy A. Schotland 03/18/33 Trustee	Indefinite Term Since Nov 1990	Professor of Law Georgetown University Law Center Washington, D.C.	2	Director Custodial Trust Co., a Bear Stearns subsidiary
Douglas C. Eby 07/28/59	Since Jun 1993	Vice President and Treasurer, The Torray Fund President, Torray LLC Bethesda, Maryland	2	Director Markel Corporation Richmond, Virginia Director CBRE Realty Finance, Inc. Hartford, Connecticut

*	All addresses are c/o The Torray Institutional Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814-6523

19

The Torray Institutional Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THEIR APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT WITH THE MANAGER (unaudited)

The Fund has entered into an Investment Management Agreement (the “Agreement”) with Torray LLC (the “Manager”) pursuant to which the Manager provides investment management services to the Fund. In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund is required, on an annual basis, to consider the continuation of the Agreement with the Manager, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreement, and it is the duty of the Manager to furnish the Trustees with such information that is responsive to their request. Set forth below is a discussion of the various factors that the Board of Trustees considered in deciding to approve the continuation of the Agreement with the Manager.

In determining whether to approve the continuation of the Agreement, the Board of Trustees requested, and the Manager provided, information and data relevant to the Board’s consideration. This included materials that provided the Board with information regarding the investment performance of the Fund and information regarding the fees and expenses of the Fund as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Fund that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Fund and its operations.

The Board met at an in-person meeting on September 26, 2006 in order to consider the proposed continuation of the Agreement. Among the factors the Board considered was the overall performance of the Fund achieved by the Manager relative to the performance of other mutual funds with similar investment objectives since the inception of the Fund on June 30, 2001. In particular, the Board took note of the favorable performance achieved by the Manager, noting that the Fund had outperformed its applicable benchmark index, the S&P 500 Index, measured from the inception of the Fund. In reviewing the shorter term performance of the Fund, the Trustees took note of the fact that the short term performance (for periods of less than five years) was generally lower than that of the benchmark index and of other funds with similar investment objectives, and the Trustees discussed with the Manager the likely reasons for this, noting that the Manager maintains a particular focus on long-term investment results and as a result, short-term results can, and will, trail comparable averages from time to time. The Board took into consideration the fact that the Manager seeks to achieve investment results for the Fund with less risk than other similar funds, and that the Manager has maintained a low portfolio turnover rate for the Fund which is beneficial to shareholders of the Fund because this results in lower brokerage costs which helps to reduce the operating costs of the Fund. They noted the range of investment advisory and management services provided by the Manager and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services, taking into consideration their finding that the personnel providing these services, and the services provided, were of a very high caliber and quality.

The Board also compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund compared favorably with industry averages. They also took note of the fact that the Fund is not subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees, and they

20

The Torray Institutional Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THEIR APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT WITH THE MANAGER (unaudited) (continued)

considered the fact that the Manager had informed the Board that it did not intend to propose the introduction of such types of fees for the Fund. In connection with their review of these matters, the Trustees took note of the fact that the Fund was established principally as an investment vehicle for use by larger institutional types of investors and that the Fund’s fee structure, which is an all-inclusive fee structure, is reflective of fees generally charged in the institutional fund marketplace. The Board also reviewed financial information concerning the Manager, noting its financial soundness as demonstrated by the financial information provided and the level of profitability relating to its services for the Fund, noting that these were reasonable and consistent with industry standards. The Board was also provided with information regarding the fees that the Manager charges other clients for investment advisory services and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board reviewed with the Manager the allocation of the portfolio management team’s time between managing the investments of the Fund and managing other accounts. The Board also engaged in a review of the compensation arrangements for the portfolio managers of the Fund.

In addition, the Board reviewed with the Manager information regarding its brokerage practices, including soft dollar matters, and noted that the Manager did not have in place any formal soft dollar arrangements, and the Board also reviewed the Manager’s best execution procedures, which the Board noted were reasonable and consistent with standard industry practice.

Based on their review, the Trustees concluded that the terms of the Agreement were fair and reasonable. In reaching their conclusion with respect to their approval of the continuation of the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund since its inception, the commitment of the Manager to the successful operation of the Fund, and the level of expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees unanimously concluded that the terms of the Agreement were fair and reasonable and the Board unanimously voted to approve the continuation of the Agreement with the Manager.

21

The Torray Institutional Fund

PORTFOLIO HOLDINGS, PROXY VOTING AND PROCEDURES (unaudited)

As of December 31, 2006

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-443-3036, and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-443-3036; and on the Commission’s website at http://www.sec.gov.

22

The Torray Institutional Fund

ABOUT YOUR FUND’S EXPENSES (unaudited)

As of December 31, 2006

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s cost in two ways:

Actual Fund Return    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” on the next page.

Hypothetical 5% Return    This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

The Torray Institutional Fund

ABOUT YOUR FUND’S EXPENSES (unaudited)

As of December 31, 2006

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period *
Based on Actual Fund Return	$1,000.00	$1,115.00	$4.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to The Torray Institutional Fund’s annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24

The Torray Institutional Fund

TAX INFORMATION (unaudited)

As of December 31, 2006

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ending December 31, 2006.

During the fiscal year, the Fund paid a long-term capital gain distribution of $32,955,517, including $7,050,447 of equalization debits.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

25

TRUSTEES

Carol Crawford

Bruce C. Ellis

Patricia Kavanagh

William M Lane

Robert P. Moltz

Roy A. Schotland

Wayne H. Shaner

INVESTMENT ADVISOR

Torray LLC

OFFICERS

Robert E. Torray, Chairman

Douglas C. Eby, President

William M Lane, Executive Vice President

Fred M. Fialco, Vice President

Siva Natarajan, Vice President

A. Scott Lamond IV, Vice President

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Distributed by PFPC Distributors, Inc.

760 Moore Road, King of Prussia, PA 19406-1212

Date of first use, February 2007

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

INSTITUTIONAL

FUND

ANNUAL REPORT

December 31, 2006

The Torray Institutional Fund

Suite 1100

7501 Wisconsin Avenue

Bethesda, Maryland 20814-6523

(301) 493-4600

(800) 443-3036

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has not designated an audit committee financial expert. The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $54,000 for 2006 and $57,000 for 2005.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for both 2006 and 2005.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2006 and $3,000 for 2005.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for both 2006 and 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $18,300 for 2006 and $15,500 for 2005.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) of the Registrant’s Form N-CSR filed on March 9, 2006 (Accession No. 0001193125-06-049180).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Torray Fund

By (Signature and Title)*	/s/ William M Lane
William M Lane, President & Secretary
(principal executive officer)

Date	March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William M Lane
William M Lane, President & Secretary
(principal executive officer)

Date	March 8, 2007

By (Signature and Title)*	/s/ Douglas C. Eby
Douglas C. Eby, Vice President & Treasurer
(principal financial officer)

Date	March 8, 2007

*	Print the name and title of each signing officer under his or her signature.